UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 27, 2007

KMG America Corporation

(Exact Name of Registrant as Specified in Charter)

Virginia	1-32377	20-1377270
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

12600 Whitewater Drive, Suite 150 Minnetonka, Minnesota	55343
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (952) 930-4800

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.  Regulation FD Disclosure.

On November 27, 2007, KMG America Corporation (“KMG”) issued a press release announcing that on November 26, 2007, Humana Inc. (“Humana”) received the South Carolina Department of Insurance’s approval of the proposed acquisition of KMG by Humana previously announced on September 7, 2007. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information in this current report on Form 8-K and the exhibits attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing made by KMG under the Securities Act of 1933, as amended.

Item 9.01.  Financial Statements and Exhibits.

(d)	Exhibits.

99.1   Press release issued by KMG on November 27, 2007, announcing Humana’s receipt of the South Carolina Department of Insurance’s approval of the proposed acquisition of KMG by Humana.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 27, 2007

KMG AMERICA CORPORATION
By:	/s/ James E. Nelson
James E. Nelson Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit

Number	Description
99.1	Press release issued by KMG on November 27, 2007, announcing Humana’s receipt of the South Carolina Department of Insurance’s approval of the proposed acquisition of KMG by Humana.